Exhibit 10.25

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of February 24, 2021 by GOLD LIMITED LIABILITY COMPANY, a California limited liability company; GOLD/GOLD/GOLD, INC., a California corporation; LOGOART LLC, a Kentucky limited liability company; QGM, LLC, an Ohio limited liability company; QG REFINING, LLC, an Ohio limited liability company; J&M GROUP HOLDINGS, INC., a Delaware corporation, and J&M GROUP HOLDINGS ITALY, LLC, an Ohio corporation (together, the “Guarantors”) in favor of BANK OF MONTREAL, a Canadian chartered bank with offices located at First Canadian Place, 100 King Street West, 20th Floor, Toronto, ON M5X 1A1 (the “Lender”).

WITNESSETH:

Background. Pursuant to that certain Master Bullion Consignment Agreement dated as of the date hereof among QUALITY GOLD, INC., an Ohio corporation with a place of business at 500 Quality Boulevard, Fairfield, Ohio 45014 (“Quality Gold”) and MTM, INC., a Delaware corporation with a place of business at 500 Quality Boulevard, Fairfield, Ohio 45014 (“MTM”) (Quality Gold and MTM are hereinafter sometimes collectively referred to, “singly, as a “Borrower” and, together, as the “Borrowers”), and the Lender, as amended from time to time (as amended, the “Consignment Agreement”), the Lender has agreed to extend an uncommitted precious metal consignment facility to the Borrowers. The Guarantors are affiliates of the Borrowers through common ownership, and the financing of the Borrowers by the Lender will result in a financial benefit to the Guarantors. In order to induce the Lender to extend the credit facilities to the Borrowers pursuant to the Consignment Agreement, the Guarantors have agreed to guaranty the payment and performance of the obligations, indebtedness and liabilities of the Borrowers to the Lender on the tennis and conditions, and subject to the limitations, hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Guarantors hereby agree as follows:

1.             In consideration of any and all loans, advances, acceptances, consignments of precious metal, discounts and extensions of credit made by the Lender to, for the account of, or on behalf of the Borrowers, and as an inducement for the Lender to make future loans, consignments, advances, acceptances, discounts and extensions of credit to, for the account of, or on behalf of the Borrowers, the Guarantors hereby absolutely and unconditionally, jointly and severally, guaranty to the Lender the punctual payment in full of the principal, interest and all other sums and amounts due and to become due from the Borrowers to the Lender at any time and from time to time from the date hereof until termination of the liability of the Guarantors hereunder to the extent hereinafter provided, on account of any and all obligations, indebtedness and liabilities of the Borrowers to the Lender, whether now existing or hereafter incurred, whether direct, indirect or contingent, whether otherwise guaranteed or secured, and whether on open account or evidenced by a note, draft, check or other agreement, instrument or document (all of which obligations, indebtedness and liabilities are hereinafter referred to individually as an “Obligation” and collectively as the “Obligations”), including, without limitation, all obligations, indebtedness and liabilities evidenced by or incurred pursuant to the Consignment Agreement (collectively, the “Financing Agreements”).

2.              All capitalized terms used herein without definition shall have the meanings assigned by the Consignment Agreement.

3.             The Guarantors hereby expressly waive the following: notice of the incurring of indebtedness by the Borrowers; presentment and demand for payment, protest, notice of protest and notice of dishonor or non-payment of any instrument evidencing Obligations of the Borrowers; any right to require suit against the Borrowers or any other party before enforcing this Guaranty Agreement; any right to have security applied before enforcing this Guaranty Agreement; notice of acceptance of this Guaranty Agreement; notice of any default hereunder or under any agreement evidencing any of the Obligations; all other notices and demands otherwise required by law which the Guarantors may lawfully waive; and any right of subrogation to the Lender’s rights against the Borrowers until the Borrowers’ Obligations are paid in full. The Guarantors hereby expressly agree that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantors, and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantors hereunder: (a) waive compliance with, or any default under, or grant any other indulgences with respect to, any of the Obligations or any agreement or instrument securing any of the Obligations; (b) modify, amend or change any provisions of any of the Obligations; (c) grant extensions or renewals of or with respect to any of the Obligations, and/or effect any release, compromise or settlement in connection therewith; (d) agree to the substitution, exchange, release or other disposition of all or any part of the collateral at any time securing any Obligation; (e) make advances for the purposes of performing any term or covenant contained in any agreement evidencing any of the Obligations or any instrument or agreement securing the Obligations, with respect to which the Borrowers shall be in default; (f) assign or otherwise transfer any agreement evidencing any of the Obligations and any instrument or agreement securing the Obligations, including without limitation, this Guaranty Agreement, or any interest therein; and (g) deal in all respects with the Borrowers as if this Guaranty Agreement were not in effect. The obligations of the Guarantors under this Guaranty Agreement shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of any agreement evidencing any of the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

4.             The liability of the Guarantors under this Guaranty Agreement shall be primary, joint and several, direct and immediate and not conditional or contingent upon pursuit by the Lender of any remedies they may have against the Borrowers or any other party with respect to the Obligations or any instrument or agreement securing the Obligations, whether pursuant to the terms thereof or otherwise. No exercise or nonexercise by the Lender of any right given to it hereunder or under any agreement evidencing any of the Obligations or any instrument or agreement securing any of the Obligations, and no change, impairment or suspension of any right or remedy of the Lender shall in any way affect any of the Guarantors’ obligations hereunder or give the Guarantors any recourse against the Lender. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Borrowers and/or any other party, or otherwise pursue or exhaust its remedies against the Borrowers or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against the Guarantors or any of them. Any one or more successive and/or concurrent actions may be brought hereon against any of the Guarantors either in the same action, if any, brought against the Borrowers and/or any other party, or in separate actions, as often as any holder of an Obligation, in its sole discretion, may deem advisable. Any action brought on this Guaranty Agreement with respect to one or more Obligations shall not prevent the commencement of subsequent or separate actions with respect to any other Obligations.

5.             As a material inducement to the Lender, the Guarantors hereby represent and warrant to the Lender (which representations and warranties shall survive the execution of this Guaranty Agreement) that:

(a)            Each Guarantor (i) is duly organized, validly existing and in good standing under the laws of its state of organization or formation, (ii) has the requisite corporate or limited liability company power and authority to own its properties and to carry on business as now being conducted, and holds all material permits, authorizations and licenses, without material restrictions or limitations, which are necessary for such ownership or business activity, (iii) is qualified to do business in every jurisdiction where such qualification is necessary except where the failure to so qualify does not have a material adverse effect on the business or operations of the Guarantor taken as a whole, and (iv) has the requisite corporate or limited liability company power to execute, deliver and perform this Guaranty Agreement. No Guarantor has any reason to believe that any such material permits, authorizations or licenses will be revoked, canceled, rescinded, modified or lost.

(b)          The execution, delivery and performance by the Guarantors of the terms and provisions of this Guaranty Agreement have been duly authorized by all requisite corporate or limited liability company action and will not violate any provision of law, any order of any court or other agency of government, the articles of incorporation or association or by-laws or operating agreement of the Guarantors or any indenture, agreement or other instrument to which any of the Guarantors is a party, or by which any of the Guarantors is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or, except as may be provided by this Guaranty Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantors pursuant to, any such indenture, agreement or other instrument.

(c)            There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantors, threatened, against or affecting the Guarantors which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantors.

(d)           No Guarantor is party to any agreement or instrument or subject to any charter or other corporate restriction adversely affecting its business, properties or assets, operations or conditions, financial or otherwise.

(e)           The Guarantors are not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party which has not been disclosed to the Lender in writing.

(f)            The Guarantors have good title to all of their properties and assets, free and clear of all mortgages, security interests, restrictions, liens and encumbrances of any kind, except for Permitted Liens.

(g)           To the best of the Guarantors’ knowledge, no statement of fact made by or on behalf of the Guarantors in this Guaranty Agreement or in any certificate or schedule furnished to the Lender pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. There is no fact presently known to the Guarantors specific to the Guarantors’ business or their assets or operations which has not been disclosed to the Lender which materially affects adversely, nor as far as the Guarantors can reasonably foresee, will materially affect adversely the property, business, operations or condition (financial or otherwise) of the Guarantors provided however that this representation does not apply to any facts relating to or arising from (i) changes in GAAP generally applicable to companies engaged in a business which is the same or similar to the Guarantors’ business, or (ii) changes in laws applicable to companies engaged in the same or similar business as the Guarantors’ business.

(h)           The Guarantors have filed or has obtained extensions to file all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments. /ow

(i)            This Guaranty Agreement and all other agreements executed by the Guarantors in connection herewith have been duly executed and delivered by the Guarantors and constitute legal, valid and binding obligations of the Guarantors, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights of creditors generally.

(j)             No Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default, has occurred and is continuing.

(k)           The Guarantors are in compliance in all material respects with all federal, state and local statutes relating to the handling, storage, use or disposal of chemicals and other hazardous substances used in the course of their business.

(l)           To the best of the Guarantors’ knowledge, the Guarantors possess all patents, patent rights and licenses, trademarks, tradenames and copyrights which are required to conduct its business without conflict with the rights of others.

(m)          The Guarantors do not intend to, or believe that they will, incur debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by the Guarantors and the timing of and amounts of cash to be payable on or in respect of Indebtedness of the Guarantors.

(n)           Neither the Guarantors nor any of their Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Guaranty Agreement (a) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) engages in or conspires to engage in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (c) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order or any similar international order or regulation.

(o)           The Guarantors and the Guarantors’ Affiliates are in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds of the credit facilities extended to the Guarantors will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(p)           The Guarantors and their Affiliates are in compliance in all material respects with all relevant export, re-export and import laws applicable to the Guarantors and such Affiliates, as the case may be. Neither the Guarantors nor any of their Affiliates have shipped or provided any item for delivery to, and are not currently providing any services in or to, a country, entity or individual in violation of any applicable export or re-export laws, including, without limitation, such laws and regulations promulgated or enforced by the United States Department of Treasury, United States Department of Commerce, or United States Department of State, and are not currently providing any services, to a country or an individual in violation of any export or re-export laws.

(q)           None of the Guarantors nor any of their Affiliates, nor any director or officer, or any employee, agent, or Affiliate of the Guarantors or any of their Affiliates is a Person that is, or is owned or controlled by Persons that are, (i) the subject of any sanctions administered or enforced by the United States Department of the Treasury’s Office of Foreign Assets Control, the United States Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Hong Kong Monetary Authority or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, currently, Cuba, the Crimea region of Ukraine, Iran, North Korea, Sudan and Syria.

(r)            Neither the Guarantors nor any of their Affiliates, nor to the knowledge of the Guarantors, any director, officer, agent, employee, Affiliate or other person acting on behalf of the Guarantors or any of their Affiliates is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, the Guarantors and, to the knowledge of the Guarantors, their Affiliates and Subsidiaries, have conducted their businesses in compliance with the UK Bribery Act, the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

6.             From the date hereof and until (a) the Obligations have been paid in full, and (b) the Consignment Facility and the Forward Contract Facility have been terminated, the Guarantors shall:

(a)           Do or cause to be done all things necessary to preserve, renew and keep in full force and effect their corporate existence, rights, licenses, permits and franchises and comply with all laws and regulations applicable to the Guarantors; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of their property used or useful in the conduct of their business and keep the same in good repair, working order and condition, and from time to time, make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

(b)           Comply with all applicable laws and regulations, whether now in effect or hereafter enacted or promulgated by any governmental authority having jurisdiction in the premises.

(c)            Pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon their income and profits or upon any of their property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided that the Guarantors shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and it shall have set aside on their books adequate reserves with respect to any such tax, assessment, charge, levy or claim, so contested, and provided, further, that payment with respect to any such tax, assessment, charge, levy or claim shall be made before any of their property shall be seized and sold in satisfaction thereof.

(d)           Unless otherwise explicitly waived by the Lender in writing, furnish to the Lender promptly, from time to time, such information regarding their operations, assets, business, affairs and financial condition, including, without limitation, accounts receivable reports and agings as the Lender may reasonably request.

(e)            With respect to environmental matters:

(i)              comply strictly and in all respects with the requirements of all federal, state, and local environmental laws; notify the Lender promptly in the event of any spill, hazardous waste pollution or contamination affecting the Premises, the removal of which in accordance with law would involve the expenditure of in excess of Twenty-Five Thousand Dollars ($25,000); forward to the Lender promptly any notices relating to such matters received from any governmental agency; and pay promptly when due any fine or assessment against the Premises;

(ii)              immediately contain and remove any hazardous or toxic material found on the Premises in violation of applicable law, which work must be done in compliance with applicable laws and at the Guarantors’ reasonable expense; and the Guarantors hereby agree that the Lender has the right, in its sole discretion but at the Guarantors’ expense, to have an environmental engineer or other representative review the work being done;

(iii)            promptly upon the request of the Lender, based upon the Lender’s reasonable belief that a hazardous waste or other environmental problem exists with respect to the Premises in violation of applicable law, provide the Lender with an environmental site assessment report or an update of any existing report, all in scope, form and content and performed by the Guarantors as may be reasonably satisfactory to the Lender; and

(iv)           indemnify, defend, and hold the Lender harmless from and against any claim, cost, damage (including, without limitation, consequential damages), expense (including, without limitation, reasonable attorneys’ fees and expenses), loss, liability, or judgment now or hereafter arising as a result of any claim for environmental cleanup costs, any resulting damage to the environment and any other environmental claims against the Guarantors, the Lender, or the Premises. The provisions of this subparagraph (iv) shall continue in effect and shall survive (among other events) any termination of this Guaranty Agreement, foreclosure, a deed in lieu of foreclosure transaction, payment and satisfaction of the obligations evidenced hereby or incurred pursuant hereto, and release of any collateral.

(f)            Keep their insurable properties adequately insured at all times, by financially sound and reputable insurers, to such extent and against such risks, including fire and other risks insured against by extended coverage, and maintain liability and such other insurance as is customarily maintained by companies engaged in similar businesses. All insurance provided shall be effected under valid and enforceable policies, in such forms and in such amounts as may from time to time be reasonably required by the Lender, issued by financially sound and responsible insurance companies which are rated in the current edition of Best’s Key Rating Guide Property - Casualty as A- or better and which are admitted in the jurisdiction in which the assets are located, or are approved under the applicable states’ surplus lines insurance laws, and all premiums with respect to such insurance shall be paid as and when due. Not less than fifteen (15) days prior to the expiration dates of insurance policies theretofore furnished pursuant to this Guaranty Agreement, the Guarantors shall deliver to the Lender copies of all insurance policies (together with Acord Form 27 (2/84) or other similar forms satisfactory to the Lender) evidencing the insurance coverage required by the Lender. All policies of insurance shall provide for thirty (30) days notification in advance of any cancellation, non-renewal or material change in policy conditions, including cancellation for non-payment of premium. All policies of insurance provided for or contemplated by this Guaranty Agreement shall name the Lender as an additional insured and loss payee, as its interests may appear. All policies of insurance provided for in this Guaranty Agreement shall, to the extent obtainable, contain clauses or endorsements to the effect that:

(i)              no act or negligence of the Guarantors, or anyone acting for the Guarantors, which might otherwise result in a forfeiture of such insurance or any part thereof shall in any way affect the validity or enforceability of such insurance insofar as the Lender is concerned; and

(ii)              the Lender shall not be liable for any premiums or subject to any assessments on the policies.

Losses under each policy of insurance provided for or contemplated by this Paragraph shall be adjusted with the insurers and/or underwriters and paid directly to the Lender and the Guarantors as their interests may appear. The Guarantors shall pay all costs and expenses of collecting or recovering any insurance proceeds under such policies, including, but not limited to, any and all fees of attorneys, appraisers and adjusters.

(g)           Neither the Guarantors nor any of their Affiliates will, directly or indirectly, use the proceeds of the Consignment Facility or the Forward Contract Facility or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, for the purpose of facilitating the activities of any person, or in any country or territory, in violation of the applicable requirements of the United States Export Administration Regulations, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Agency.

(h)           None of the Guarantors nor any of their Affiliates will, directly or indirectly, use the proceeds of the Consignment Facility or the Forward Contract Facilities or lend, contribute or otherwise make available such proceeds to any Affiliate, joint venture partner or other Person, (a) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (b) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Consignment Facility whether as underwriter, advisor, investor or otherwise).

(i)             No part of the proceeds of the Consignment Facility or the Forward Contract Facility will be used, directly or indirectly, for any payments that could constitute a violation of any applicable anti-bribery law.

7.             Any notice, demand, request or other communication given hereunder or in connection herewith (hereinafter “Notices”) shall be deemed sufficient if in writing; and shall be sent by any one of the following: certified mail, return receipt requested; overnight courier; confirmed telecopier; or by hand and shall be addressed (a) if to the Guarantors, to the Guarantors at the Guarantors’ addresses as set forth herein, and (b) if to the Lender, to the Lender at the Lender’s Address set forth herein. Notices shall be deemed effective three (3) days after deposit in the mail, if sent by certified mail; the next business day, if sent by overnight courier; upon confirmation, if sent by confirmed telecopier; upon delivery, if sent by hand. and upon confirmation of receipt, if sent by electronic mail. Without affecting the effectiveness of a notice sent by telecopier, a courtesy copy of any notice sent by telecopier may be sent by regular mail. The address of any party hereto for such demands, notices and other communications may be changed by giving notice in writing at any time to the other party hereto.

8.             All payments shall be made by the Guarantors at the office of the Lender herein set forth or such other place as the Lender may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

9.             All rights and remedies afforded to the Lender by reason of this Guaranty Agreement or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights or remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly executed. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

10.           The obligation of the Guarantors to make payment in accordance with the terms of this Guaranty Agreement shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrowers or their estates in bankruptcy or reorganization resulting from the operation of any present or future provision of Title 11 of the United States Code or other statute or from the decision of any court. The obligations of the Guarantors hereunder shall survive any judgment, order, or decree subordinating or voiding in whole or in part the obligations of the Borrowers to the Lender and shall extend to the repayment of any sums recovered from the Lender on any basis (including any provision of Chapter 5 of Title 11, United States Code) either before or after satisfaction in full by the Borrowers of their obligations to the Lender.

11.           In the event of any breach of any covenants set forth herein, all indebtedness of the Borrowers, regardless of its terms, shall, at the Lender’s election, be deemed for the purposes of this Guaranty Agreement to have become matured, and at the Lender’s election, the Guarantors shall promptly pay to the Lender the entire amount of said indebtedness of the Borrowers, and the Lender may take any action deemed necessary or advisable to enforce this Guaranty Agreement.

12.          If an Event of Default shall occur which shall be continuing, all indebtedness of the Borrowers shall, for the purpose of this Guaranty Agreement, be deemed at the Lender’s election to have become immediately due and payable.

13.          The Guarantors further agree to pay the Lender any and all costs, expenses and reasonable attorneys’ fees paid or incurred by the Lender in collecting or endeavoring to enforce this Guaranty Agreement (the “Reimbursable Expenses”). All accounts, deposits, and property of the Guarantors with or in the hands of the Lender shall be and stand pledged as collateral security for the indebtedness of the Guarantors, and the Lender shall have the same rights of setoff with respect to deposits and other credits of the Guarantors as the Lender may have with respect to the deposits and other credits of the Borrowers.

14.          This Guaranty Agreement shall operate as an irrevocable and continuing guaranty of all obligations, liabilities and indebtedness of the Borrowers incurred under the Financing Agreements. As to Obligations not incurred pursuant to the Financing Agreements, this Guaranty Agreement shall operate as a continuing guaranty and shall terminate as to the Guarantors only upon written notice signed by the Guarantors and actually received by the Lender, but such termination shall be effective only as to indebtedness of the Borrowers incurred subsequent to the receipt of such notice by the Lender, and this Guaranty Agreement shall remain in full force and effect as to all indebtedness and Obligations of the Borrowers theretofore incurred.

15.           All agreements between the Guarantors and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Guaranty Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Guarantors and the Lender in the execution, delivery and acceptance of this Guaranty Agreement to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the credit documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Guarantors and the Lender.

16.           The Guarantors hereby grant to the Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of the Lender and its successors and assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by the Guarantors), the Lender may setoff the same or any part thereof and apply the same to any liability or obligation of the Guarantors even though unmatured and regardless of the adequacy of any other collateral securing this Guaranty Agreement. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THIS GUARANTY AGREEMENT OR THE CONSIGNMENT AGREEMENT, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTORS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

17.            THE GUARANTORS AGREE THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN THE GUARANTORS AND THE LENDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE (“DISPUTE” OR “DISPUTES”) SHALL, AT THE LENDER’S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY THE LENDER, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY THE GUARANTORS AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY THE GUARANTORS, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF THE LENDER, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (A) THIS GUARANTY AGREEMENT OR ANY RELATED AGREEMENTS, NOTES OR INSTRUMENTS, (B) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING THE GUARANTORS AND THE LENDER, (C) ANY TRANSACTION RELATED TO THIS GUARANTY AGREEMENT AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING THE GUARANTORS AND THE LENDER, AND (D) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF THE GUARANTORS AND THE LENDER. The Lender may elect to require arbitration of any Dispute with the Guarantors without thereby being required to arbitrate all Disputes between the Lender and the Guarantors. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this Paragraph. In any arbitration proceeding subject to this Paragraph, the arbitration panel (the “arbitrator”) is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator’s sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in this Paragraph. No provision of, nor the exercise of any rights under, this Paragraph shall limit the right of the Lender (a) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of the power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise herein pursuant to applicable law, (b) to exercise self-help remedies including but not limited to setoff and repossession, or (c) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of the Lender and, even if the Lender is the plaintiff, to submit the Dispute to arbitration if the Lender would otherwise have such right. Whenever an arbitration is required under this Paragraph, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years’ experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years’ experience representing commercial banks). The arbitrator shall have the power to award recovery of all costs and fees (including attorneys’ fees, administrative fees, arbitrator’s fees, and court costs) to the prevailing party. In the event of any Dispute governed by this Paragraph, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator’s fees.

18.           THE GUARANTORS AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS GUARANTY AGREEMENT MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK AND ANY ARBITRATION PROCEEDING PURSUANT HERETO SHALL BE CONDUCTED IN NEW YORK, NEW YORK. EACH GUARANTOR CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO THE GUARANTOR AT ITS ADDRESS SET FORTH HEREIN OR TO ANY OTHER ADDRESS AS MAY APPEAR IN THE LENDER’S RECORDS AS THE ADDRESS OF THE GUARANTOR. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

19.           THE GUARANTORS AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OTHER CREDIT DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE CREDIT FACILITY, OR THE ENFORCEMENT OF THIS GUARANTY AGREEMENT OR THE CONSIGNMENT DOCUMENTS, AND AGREE THAT NEITHER THE GUARANTORS NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE GUARANTORS HEREBY WAIVE ANY RIGHT GUARANTORS MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTORS CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AGREEMENT AND TO EXTEND THE CREDIT FACILITIES TO THE BORROWERS.

20.           Neither this Guaranty Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

21.           This Guaranty Agreement shall be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). If any provision of this Guaranty Agreement is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

22.           This Guaranty Agreement shall be binding upon the Guarantors and the Guarantors’ heirs, executors, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. The terms “Guarantors” and “Borrowers” and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require.

23.           The Lender shall not be required to make any demand on the Borrowers or to exhaust its remedies against the Borrowers before, concurrently with or after enforcing its rights hereunder against the Guarantors. Any number of separate, successive or concurrent actions may be brought against the Borrowers or the Guarantors as the Lender may determine in its sole discretion.

*The next page is a signature page*

IN WITNESS WHEREOF, this Guaranty Agreement has been executed and delivered to the Lender by the duly authorized officers of the undersigned Guarantors as of the date first above written.

WITNESS	GOLD LIMITED LIABILITY COMPANY

/s/ Dennis Horn	By:	/s/ Michael Langhammer
Name: Michael Langhammer
Title: Chief Financial Officer

Address for notices:

500 Quality Blvd.
Fairfield OH 45014

Facsimile:	513-642-2452

[Signature Page to Guaranty Agreement]

WITNESS	GOLD/GOLD/GOLD, INC.

/s/ Dennis Horn	By:	/s/ Michael Langhammer
Name: Michael Langhammer
Title: Chief Financial Officer

Address for notices:

500 Quality Blvd.
Fairfield OH 45014

Facsimile:	513-642-2452

[Signature Page to Guaranty Agreement]

WITNESS	LOGOART LLC

/s/ Dennis Horn	By:	/s/ Michael Langhammer
Name: Michael Langhammer
Title: Manager

Address for notices:

500 Quality Blvd.
Fairfield OH 45014

Facsimile:	513-642-2452

[Signature Page to Guaranty Agreement]

WITNESS	QGM, LLC

/s/ Dennis Horn	By:	/s/ Michael Langhammer
Name: Michael Langhammer
Title: Manager

Address for notices:

500 Quality Blvd.
Fairfield OH 45014

Facsimile:	513-642-2452

[Signature Page to Guaranty Agreement]

WITNESS	QG REFINING, LLC

/s/ Dennis Horn	By:	/s/ Michael Langhammer
Name: Michael Langhammer
Title: President / Treasurer

Address for notices:

500 Quality Blvd.
Fairfield OH 45014

Facsimile:	513-642-2452

[Signature Page to Guaranty Agreement]

WITNESS	J&M GROUP HOLDINGS, INC.

/s/ Dennis Horn	By:	/s/ Michael Langhammer
Name: Michael Langhammer
Title: President / Secretary

Address for notices:

500 Quality Blvd.
Fairfield OH 45014

Facsimile:	513-642-2452

[Signature Page to Guaranty Agreement]

WITNESS	J&M GROUP HOLDINGS ITALY, LLC

/s/ Dennis Horn	By:	/s/ Michael Langhammer
Name: Michael Langhammer
Title: President / Treasurer

Address for notices:

500 Quality Blvd.
Fairfield OH 45014

Facsimile:	513-642-2452

[Signature Page to Guaranty Agreement]